EXHIBIT 10.1

EXECUTION VERSION
AMENDMENT NO. 1
This AMENDMENT NO. 1, dated as of June 15, 2023 (this “Amendment”), is entered into by and among APA FINANCE III BORROWER, LLC, a Delaware limited liability company (the “Borrower”), APA FINANCE III BORROWER HOLDINGS, LLC, a Delaware limited liability company (the “Equity Holder”), the Guarantors party hereto, ALTUS POWER, INC., a Delaware corporation (the “Limited Guarantor”), BLACKSTONE ASSET BASED FINANCE ADVISORS LP (the “Blackstone Representative”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Administrative Agent (the “Administrative Agent”) and Collateral Agent (the “Collateral Agent”), U.S. BANK NATIONAL ASSOCIATION, as Document Custodian (the “Document Custodian”), and the Lenders party hereto.
RECITALS
WHEREAS, the Borrower, the Equity Holder, the Blackstone Representative, the Administrative Agent, the Collateral Agent, the Document Custodian and the Lenders from time to time party thereto are parties to that certain Credit Agreement, dated as of February 15, 2023 (as amended, restated, amended and restated, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement).
WHEREAS, in accordance with Section 11.01 of the Credit Agreement, the Loan Parties have requested that the undersigned Lenders amend the Credit Agreement in certain respects, in each case as provided for herein. The Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to agree to such amendments.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 4, the Credit Agreement is hereby amended as follows:
A.The definition of “Interest Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Interest Rate” means:
(i)In the case of Class A Loans made during the Initial Draw Period, a rate per annum equal to 5.62%;
(ii)In the case of Class A Loans made during the Subsequent Draw Period (other than the Class A Loans made on the First Amendment Date), a rate per annum (determined by Blackstone Asset Based Finance in good faith) equal to the ten (10) year Treasury Rate on the date that is seven (7) Business Days prior to such Borrowing Date plus 2.75%;
(iii)In the case of Class A Loans made on the First Amendment Date, a rate per annum equal to 5.62%;

(iv)In the case of Class B Loans, a rate per annum (determined by Blackstone Asset Based Finance in good faith) equal to the 10 year Treasury Rate on the date that is seven (7) Business Days prior to such Borrowing Date plus an amount to be determined by Blackstone Asset Based Finance in its sole and absolute discretion.
B.The definition of “Loan Documents” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Loan Documents” means, collectively, (a) this Agreement, (b) the Collateral Management Agreement, (c) the Notes, (d) the Collateral Documents, (e) the Limited Guarantee, (f) the Agent Fee Letter, (g) the Upfront Fee Letter, (h) the First Amendment Upfront Fee Letter, (i) the Blackstone Representative Side Letter and (j) the Contribution Agreement.
C.The definition of “Permitted Reinvestment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Permitted Reinvestment” means (i) any Investment in one or more Projects that satisfy the Eligibility Criteria, and, to the extent such reinvestment relates to the acquisition of any Project Company or Project, such reinvestment shall be subject to the requirements applicable to Permitted Acquisitions set forth in this Agreement, and (ii) solely with respect to the Reinvestment Proceeds constituting the Garrett Asset Funding Amount, the Project operated by Garrett Solar Farm, LLC at such time (if any) that it satisfies the requirements applicable to Permitted Acquisitions set forth in this Agreement.
D.The definition of “Pro Rata Share” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Pro Rata Share” means, with respect to each Lender, at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments and, if applicable and without duplication, Loans of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities and, if applicable and without duplication, Loans under the applicable Facility or Facilities at such time; provided, that solely for purposes of funding the First Amendment Date Class A Loans, such Loans shall be made by the Class A Lenders with a First Amendment Date Commitment ratably based on such First Amendment Date Commitments.
E.The definition of “Reinvestment Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Reinvestment Period” means, (i) in respect of any Reinvestment Proceeds received by the Borrower (other than the Garrett Asset Funding Amount), the period beginning on the date of receipt of such proceeds and ending on (a) if within 12 months of such receipt such proceeds have been contractually committed to be reinvested in any Permitted Reinvestment, the date that is 18 months following the receipt of such proceeds, or otherwise (b) the date that is 12 months following the receipt of such proceeds and (ii) in respect of the Reinvestment Proceeds constituting the

Garrett Asset Funding Amount, the period beginning on the First Amendment Date and ending on the date that is ninety (90) days following the First Amendment Date.
F.The definition of “Reinvestment Proceeds” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Reinvestment Proceeds” means, (i) with respect to any Disposition Proceeds, Extraordinary Receipts or Casualty Proceeds received by any Group Member, the Net Proceeds applicable thereto and (ii) solely with respect to the Project operated by Garrett Solar Farm, LLC, the $3,605,000 funded into the Reinvestment Account on the First Amendment Date (the “Garrett Asset Funding Amount”); provided that no proceeds shall be considered Reinvestment Proceeds at any time after the Reinvestment Period (if any) applicable thereto.
G.The definition of “Term Loan Commitment Expiration Date” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“Term Loan Commitment Expiration Date” means the earliest of (i) the date on which the full Commitment has been drawn, (ii)(a) with respect to Commitments in existence on the Closing Date in the aggregate amount up to $193,000,000, the date that is one (1) month after the Closing Date (the “Initial Draw Period”), (b) with respect to the remaining Commitments in existence on the Closing Date in the aggregate amount up to $11,000,000, the date that is six (6) months after the Closing Date (or such later date as the Blackstone Representative may agree in its sole and absolute discretion) (the “Subsequent Draw Period”) and (c) with respect to the First Amendment Date Commitments in the aggregate amount up to $47,000,000, the First Amendment Date; provided that the Garrett Asset Funding Amount shall be funded to the Reinvestment Account on the First Amendment Date and released in accordance with the provisions of this Agreement,1 and (iii) the Maturity Date.
H.Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical location:
“First Amendment Date” means June 15, 2023.
“First Amendment Date Class A Loans” means the Class A Loans made to the Borrower on the First Amendment Date by the Lenders with First Amendment Date Commitments.
“First Amendment Date Commitment” means the additional Commitments made available on the First Amendment Date, in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name in Schedule 1.01A under the caption “Commitments (Class A) (First Amendment Date)”.
1 NTD: K&E/Altus to prepare an updated Committed Loan Notice reflecting updated amount and including specific direction to fund the Garrett Asset Funding Amount into the Reinvestment Account

“First Amendment Upfront Fee Letter” means the letter agreement dated as of the First Amendment Date among the Borrower, the Lenders who have a Commitment to make Class A Loans on the First Amendment Date and the Blackstone Representative.
“Garrett Asset Funding Amount” has the meaning set forth in the definition of “Reinvestment Proceeds”.
I.Section 2.03(b) of the Credit Agreement is hereby amended by adding the following new clause (viii) at the end thereof:
(viii)    At the end of the Reinvestment Period in respect of the Garrett Asset Funding Amount, if Section 4.03(i) of the Credit Agreement has not been satisfied with respect to the Project operated by Garrett Solar Farm, LLC, the Borrower (or the Collateral Manager on its behalf) shall promptly direct the Collateral Agent to apply 100% of the Reinvestment Proceeds in respect of such Garrett Asset Funding Amount to the repayment of principal of the Term Loans.
J.Section 2.07(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
(a)     Upfront Fees. On the Initial Borrowing Date, the Borrower agrees to pay to the Lenders the initial upfront fees as set forth in the Upfront Fee Letter and on the First Amendment Date, the Borrower agrees to pay to the Lenders the additional upfront fees as set forth in the First Amendment Upfront Fee Letter (collectively, the “Upfront Fees”). Such Upfront Fees will be in all respects fully earned, due and payable on the Initial Borrowing Date or on the First Amendment Date, as applicable, and non-refundable and non-creditable thereafter.
K.Section 6.16 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
Maintenance of Insurance.  Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business, against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Subsidiaries) as are customarily carried under similar circumstances by such other Persons.  For the avoidance of doubt, such insurance shall include (i) insurance required for any Projects or solar systems and (ii) tax loss insurance for any amounts of tax equity contested by the Internal Revenue Service, in each case in such amounts to be calculated in a manner consistent with the methodology approved by the Blackstone Representative prior to the Closing Date (which tax loss insurance on the First Amendment Date shall provide for up to $14,040,000 of coverage).
L.The last sentence of Section 9.02(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

In addition, (i) on the Closing Date, the Borrower shall be entitled to instruct the Collateral Agent to withdraw amounts from the Collection Account to remit to the Administrative Agent for distribution of Upfront Fees payable to the Lenders, (ii) on the First Amendment Date, the Borrower shall be entitled to instruct the Collateral Agent to withdraw amounts from the Collection Account to remit to the Administrative Agent for distribution of Upfront Fees payable to the Lenders who have a Commitment to make Class A Loans on the First Amendment Date and (iii) on each date of a Borrowing, the Borrower shall be entitled to instruct the Collateral Agent to withdraw amounts from the Collection Account to remit such amounts in accordance with the flow of funds memorandum providing with the related Committed Loan Notice.
M.The last sentence of the first paragraph in Section 10.01(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
The Borrower agrees to compensate the Lenders for their fees as set forth herein, in the Upfront Fee Letter and in the First Amendment Upfront Fee Letter.
N.The Credit Agreement is hereby amended by amending and restating Schedules 1.01A, 1.01E, 1.01F, 1.01H, 7.02(e) and 11.02(a) thereto as set forth in Schedules 1.01A, 1.01E, 1.01F, 1.01H, 7.02(e) and 11.02(a) hereto.
2.Amendment to Limited Guarantee. Subject to the satisfaction of the conditions set forth in Section 4, the Limited Guarantee is hereby amended as follows:
(a)Clause (a) of the definition of “Guaranteed Obligations” set forth in Section 1.2 of the Limited Guarantee is hereby amended by (i) replacing the “and” at the end of clause (10) thereof with “or”, and (ii) adding the following new clause (11) at the end thereof:
(11)    the failure by any of the Loan Parties to satisfy the obligations set forth in clause (c)(ii) of the definition of “Collateral and Guarantee Requirement” set forth in the Credit Agreement.

3.Lender Consent and Instruction. The Blackstone Representative and each Lender party hereto hereby (a) consents to the amendments set forth in Section 1 and (b) instructs each of the Administrative Agent, the Collateral Agent and the Document Custodian to execute this Amendment.
4.Conditions to Amendment. This Amendment shall become effective upon satisfaction of the following conditions precedent (the “Effective Date”):
(a)the due execution and delivery of a counterpart signature page to this Amendment by the Borrower, the Guarantors, the Blackstone Representative, the Lenders and the Administrative Agent;
(b)the representations and warranties of the Borrower set forth herein shall be true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) on and as of the Effective Date (or, to the extent that any such representation or warranty is expressly stated to have been made as of an earlier date, as of such earlier date);

(c)payment of the Upsize Fee, in accordance with the terms of, and as such term is defined in First Amendment Upfront Fee Letter;
(d)the Required Ratings Test shall be satisfied and, in connection therewith, the Administrative Agent and the Blackstone Representative shall have received (a) an updated Private Rating Letter issued by the Rating Agency setting forth the Debt Rating for the Loans (after giving effect to the to the additional Commitments made available on the First Amendment Date), which shall have the Required Rating applicable thereto, and (b) an updated related Private Rating Rationale Report with respect to such Debt Rating; and
(e)the Administrative Agent and the Blackstone Representative shall have received (i) a Notice of New Project with respect to the New Projects set forth in Schedule 1.01E hereto and all documents required to be delivered in connection with each such New Project and related Permitted Acquisitions, including a Guarantee Assumption Agreement and a Contribution Agreement as required pursuant to the terms of the Loan Documents, and (ii) each other document listed on the closing checklist delivered to Borrower on or prior to the date of this Amendment in form and substance reasonably satisfactory to the Blackstone Representative.
5.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or other electronic transmission shall be as effective as delivery of any original executed counterpart hereof.
6.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date of this Amendment:
(a)no Default, Event of Default or Early Amortization Event has occurred and is continuing; and
(b)the underlying lien evidenced by UCC financing statement number 52849347 (filed on June 20, 2018), filed with the New Jersey Department of Treasury Commercial Recording by PNC Equipment Finance, LLC as secured party and Willingboro Standard LLC as debtor is a Permitted Lien under Section 7.01 of the Credit Agreement, the assets subject to such lien are limited to assets for which such lien is permitted under such Section, and the debt secured thereby is Permitted Indebtedness under Section 7.03 of the Credit Agreement.
7.Extent of Amendment. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. The Borrower hereby ratifies and confirms that (a) except as expressly contemplated herein, all of the terms, conditions, covenants, representations, warranties, and all other provisions of the Credit Agreement remain in full force and effect and (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms. This Amendment shall for all purposes be considered a Loan Document.
8.Reaffirmation of Limited Guarantee and Security Agreement. Each Guarantor and the Limited Guarantor (each a “Reaffirming Guarantor” and collectively, the “Reaffirming Guarantors”) consents to the execution and delivery of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Limited Guarantee and the Security Agreement to which such Reaffirming Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby (including with respect to the increased Commitments) and all promissory notes issued thereunder. Each Reaffirming Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Loan Parties to the Lenders or any other obligation of the Loan Parties, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Loan Parties, the Limited Guarantee and the Security Agreement to which such Reaffirming Guarantor is a party (i) is and shall continue to be a primary obligation of such Reaffirming Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Reaffirming Guarantor under the Limited Guarantee or Security Agreement to which such Reaffirming Guarantor is a party.
9.Post-Closing Covenants. (i) Within thirty (30) days of the First Amendment Date, the Borrower hereby agrees to file an amendment to, or a termination of the UCC financing statement set forth in Section 6(b) hereof with the appropriate filing office, which amendment (if applicable) shall amend the collateral described therein in a manner reasonably satisfactory to the Blackstone Representative and (ii) within ten (10) days of the First Amendment Date, deliver to the Blackstone Representative reasonably satisfactory evidence that its obligations under Section 6.16 of the Credit Agreement have been satisfied.
10.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
11.Severability.    In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby (it being understood that the invalidity, illegality or unenforceability of a particular provision in a particular jurisdiction shall not in and of itself affect the validity, legality or enforceability of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace any invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the economic effect of which comes as close as reasonably possible to that of the invalid, illegal or unenforceable provisions.
12.Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
13.Applicable Law. This Amendment, and the rights and obligations of the parties hereunder, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
APA FINANCE III BORROWER, LLC, as Borrower

By:     APA Finance III Borrower Holdings, LLC
Its:     Sole Member

By:    APA Finance III, LLC
Its:    Sole Member

By:    APA Generation, LLC
Its:    Sole Member

By:    Altus Power, LLC
Its:    Sole Member

By:    Altus Power, Inc.
Its:    Managing Member

By:    /s/ Gregg Felton
Name:     Gregg Felton
Title:    Co-Chief Executive Officer

APA FINANCE III BORROWER HOLDINGS, LLC,
as Equity Holder

By:    APA Finance III, LLC
Its:    Sole Member

By:    APA Generation, LLC
Its:    Sole Member

By:    Altus Power, LLC
Its:    Sole Member

By:    Altus Power, Inc.
Its:    Managing Member

By:    /s/ Gregg Felton
Name:     Gregg Felton
Title:    Co-Chief Executive Officer

ALTUS POWER, INC.,
as Limited Guarantor

By:    /s/ Gregg Felton
    Name:     Gregg Felton
    Title:    Co-Chief Executive Officer

JO RI SOLAR, LLC,
WILLINGBORO STANDARD LLC,
VIRGILIO SOLAR LLC,
FTZ ENERGY LLC,
KOSASA ENERGY LLC,
BT GA SOLAR, LLC,
LIGHTBEAM POWER COMPANY GRIDLEY MAIN LLC,
LIGHTBEAM POWER COMPANY GRIDLEY
MAIN TWO, LLC
each as a Guarantor

By:     APA Finance III Borrower, LLC
Its:     Sole Member

By:     APA Finance III Borrower Holdings, LLC
Its:     Sole Member

By:    APA Finance III, LLC
Its:    Sole Member

By:    APA Generation, LLC
Its:    Sole Member

By:    Altus Power, LLC
Its:    Sole Member

By:    Altus Power, Inc.
Its:    Managing Member

By:    /s/ Gregg Felton
Name:     Gregg Felton
Title:    Co-Chief Executive Officer

CURRY SOLAR FARM, LLC,
as a Guarantor

By:     BT GA Solar, LLC
Its:     Sole Member

By:     APAF III Operating, LLC
Its:     Sole Member

By:     APA Finance III Borrower, LLC
Its:     Sole Member

By:     APA Finance III Borrower Holdings, LLC
Its:     Sole Member

By:    APA Finance III, LLC
Its:    Sole Member

By:    APA Generation, LLC
Its:    Sole Member

By:    Altus Power, LLC
Its:    Sole Member

By:    Altus Power, Inc.
Its:    Sole Member

By:    /s/ Gregg Felton
Name:     Gregg Felton
Title:    Co-Chief Executive Officer

DIX SOLAR, L.L.C.,
as a Guarantor

By:     Dix Solar Investment, LLC
Its:     Sole Member

By:          TGC Fund III Dix Solar HoldCo, LLC
Its:     Sole Member

By:     Portfolio A Financing (Fund III), LLC
Its:     Sole Member

By:     APA Finance III Operating, LLC
Its:     Sole Member

By:     APA Finance III Borrower, LLC
Its:     Sole Member

By:     APA Finance III Borrower Holdings, LLC
Its:     Sole Member

By:    APA Finance III, LLC
Its:    Sole Member

By:    APA Generation, LLC
Its:    Sole Member

By:    Altus Power, LLC
Its:    Sole Member

By:    Altus Power, Inc.
Its:    Managing Member

By:    /s/ Gregg Felton
Name:     Gregg Felton
Title:    Co-Chief Executive Officer

DIX SOLAR Investment, LLC,
as a Guarantor

By:          TGC Fund III Dix Solar HoldCo, LLC
Its:     Sole Member

By:     Portfolio A Financing (Fund III), LLC
Its:     Sole Member

By:     APA Finance III Operating, LLC
Its:     Sole Member

By:     APA Finance III Borrower, LLC
Its:     Sole Member

By:     APA Finance III Borrower Holdings, LLC
Its:     Sole Member

By:    APA Finance III, LLC
Its:    Sole Member

By:    APA Generation, LLC
Its:    Sole Member

By:    Altus Power, LLC
Its:    Sole Member

By:    Altus Power, Inc.
Its:    Managing Member

By:    /s/ Gregg Felton
Name:     Gregg Felton
Title:    Co-Chief Executive Officer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Administrative Agent

By:    /s/ James A. Hanley
    Name:     James A. Hanley
    Title:    Sr Vice President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By:    /s/ Nicholas Kennedy
Name:     Nicholas Kennedy
    Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION, as Document Custodian

By:    /s/ Kenneth Brandt
    Name: Kenneth Brandt
    Title:    Vice President

BLACKSTONE ASSET BASED FINANCE ADVISORS LP, as Blackstone Representative

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

EMPLOYERS REASSURANCE CORPORATION, as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

THE LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

FIDELITY AND GUARANTY LIFE INSURANCE COMPANY, as a Lender

By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

SHELTER MUTUAL INSURANCE COMPANY, as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

EVEREST REINSURANCE COMPANY, as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

THE NORTHWEST MUTUAL LIFE INSURANCE COMPANY, as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

AMERICAN GENERAL LIFE INSURANCE COMPANY, as a Lender

By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

AMERICAN GENERAL LIFE INSURANCE COMPANY, as a Lender

By: Blackstone Liquid Credit Advisors I, LLC, pursuant to powers of attorney now and hereafter

By:    /s/ Marisa Beeney
    Name:     Marisa Beeney
    Title:    Authorized Signatory

SECURITY LIFE OF DENVER INSURANCE COMPANY, as a Lender

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Robert Camacho
    Name:     Robert Camacho
    Title:    Authorized Signatory

Address for notices:

345 Park Avenue, 24th Floor
New York, NY 10154
Email: abf-pm@blackstone.com